                   [LOGO OF ARTISAN COMPONENTS APPEARS HERE]


ACI

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN       SEE REVERSE FOR CERTAIN DEFINITIONS
THE CITY OF BOSTON, MA OR NEW YORK, NY           CUSIP 042923 10 2

THIS CERTIFIES THAT








IS THE RECORD HOLDER OF



FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE,
                                      OF

                           ARTISAN COMPONENTS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated

                [SEAL OF ARTISAN COMPONENTS, INC. APPEARS HERE]

                           ARTISAN COMPONENTS, INC.
                                 INCORPORATED
                                 NOV. 24, 1997
                                   DELAWARE

/s/ Beth Bartel                              /s/ MARK R. TEMPLETON
      SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

BY     /s/


AUTHORIZED SIGNATURE

                           ARTISAN COMPONENTS, INC.

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class or series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM  --  as tenants in common
     TEN ENT  --  as tenants by the entireties
     JT TEN   --  as joint tenants with right of
                  survivorship and not as tenants in common


UNIF GIFT MIN ACT --  ......................... Custodian......................
                           (Cust)                              (Minor)

                    under Uniform Gifts to Minors
                    Act........................................................
                                                (State)

UNIF TRF MIN ACT -- ................. Custodian (until age ....................)
                           (Cust)

                    ................................... under Uniform Transfers
                                  (Minor)

                    to Minors Act ..............................................
                                                     (State)

Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                      ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -------------------------------------


                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  ----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.